             SECURITIES AND EXCHANGE COMMISSION

                   Washington D. C.  20549

                       --------------

                          FORM 8-K

           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):           July 18, 2000


                    Hecla Mining Company
-------------------------------------------------------------
   (Exact name of registrant as specified in its charter)


                          Delaware
-------------------------------------------------------------
       (State or other jurisdiction of incorporation)


          1-8491                             82-0126240
-------------------------------------------------------------
(Commission File Number)   (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                              83815-8788
-------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)


                       (208) 769-4100
-------------------------------------------------------------
               (Registrant's Telephone Number)

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.


     Exhibit 99 - Press Release dated July 18, 2000



                          SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              HECLA MINING COMPANY



                              By  /s/ Michael B. White
                                ----------------------------

                                Name:   Michael B. White
                                Title:  Vice President -
                                         General Counsel


Dated:  July 18, 2000

                        EXHIBIT INDEX



EXHIBIT NO.              TITLE


99 -          Press Release dated July 18, 2000